                                                                    EXHIBIT 10.2

                  THIRD AMENDMENT AND MODIFICATION AGREEMENT


     THIRD AMENDMENT AND MODIFICATION AGREEMENT dated as of December 16, 1996 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"); the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"); THE FIRST NATIONAL BANK OF BOSTON, BANK ONE, TEXAS, NATIONAL ASSOCIATION, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (collectively, the "Banks"); and THE FIRST NATIONAL BANK OF BOSTON, AS AGENT (the "Agent") for the Banks, amending certain provisions of the Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 24, 1995 (as heretofore amended, the "Agreement") among the Company, the Banks and the Agent and the other Loan Documents (as defined in the Agreement). Terms not otherwise defined herein which are defined in the Agreement shall have the respective meanings assigned to such terms in the Agreement.

     WHEREAS, the Company has requested that the Agent and the Banks amend certain provisions of the Agreement; and

     WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend such provisions of the Credit Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Agreement, the other Loan Documents and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  AMENDMENT OF (S)9.15 OF THE AGREEMENT.  Section 9.15 of the
            -------------------------------------
Agreement is hereby deleted in its entirety, and the following new text is hereby substituted in lieu thereof: "(S)9.15. Intentionally omitted."

     (S)2.  AMENDMENT OF (S)10.4 OF THE AGREEMENT.  Section 10.4 of the
            -------------------------------------
Agreement is hereby deleted in its entirety, and the following new (S)10.4 is hereby substituted in lieu thereof:

          "(S)10.4.  Consolidated Net Worth.  The Company shall not cause or
                     ----------------------
     permit Consolidated Net Worth at the end of any fiscal quarter of the Company to be less than the sum of (a) $725,000,000, plus (b) on a
                                                          ----
     cumulative basis, commencing with the fiscal quarter ending December 31, 1996, seventy-five percent (75%) of the Consolidated Net Income for each fiscal quarter (calculated without deduction for any net losses) through the fiscal quarter then ended, after preferred stock dividends actually paid by the Company since September 30, 1996 (to the extent permitted by
     (S)9.16), and as adjusted from time to time to reflect stock splits, distributions (other than repurchases by the Company of its issued and outstanding capital stock, as permitted by (S)9.16), or recapitalizations or reclassifications, plus (c) one hundred percent (100%)
                                             ----
     of the net proceeds received by the Company of any new equity (not including shares of the Company reissued by the Company following the Company's repurchase thereof as permitted by (S)9.16) issued by the Company since September 30, 1996.

     (S)3.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall be deemed to be
            ---------------------------
effective as of the date first written above (the "Effective Date") (provided,
                                                                     --------
however, that the amendment contained in (S)1 hereof shall be deemed to be effective as of July 31, 1996) upon the Agent's receipt on or before December 20, 1996, of facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Company, the Sterling Subsidiaries, the Agent and the Banks.

     (S)4.  REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION.  Each of
            ---------------------------------------------------------
the Company and the Sterling Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

            (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

          (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries, and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)3 hereof, and the agreements of the Company and each of the Sterling Subsidiaries, contained herein, in the Agreement, as herein or heretofore amended, or in the other Loan Documents, as heretofore amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries, party hereto or thereto, enforceable against the Company or such Sterling Subsidiary, in accordance with their respective terms.

     (S)5.  RATIFICATION, ETC.  Except as expressly amended hereby, the
            -----------------
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Agreement or such other Loan Documents or in any related agreement or instrument to the Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby, pursuant to the provisions of the Agreement.

     (S)6.  NO IMPLIED WAIVER, ETC.  Except as expressly provided herein,
            ----------------------
nothing contained herein shall constitute a waiver of, impair or otherwise affect any of the Obligations, any other obligations of the Company or any of the Sterling Subsidiaries or any right of the Agent or the Banks consequent thereon.

The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

     (S)7.  COUNTERPARTS.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)8.  GOVERNING LAW.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY
            -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CHOICE OR CONFLICTS OF LAWS).

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.



                                 THE FIRST NATIONAL BANK
                                   OF BOSTON, individually
                                   and as Agent



                                 By:
                                    ------------------------------
                                    Title:


                                 BANK ONE, TEXAS, NATIONAL
                                   ASSOCIATION



                                 By:
                                    ------------------------------
                                    Title:



                                 BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS
                                   ASSOCIATION



                                 By:
                                    ------------------------------
                                    Title:



                                 STERLING SOFTWARE, INC.



                                 By:
                                    ------------------------------
                                    Title:

Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Agreement, as so amended, and the other Loan Documents, as so amended.


                                 STERLING SOFTWARE (U.S.), INC.



                                 By:
                                    ------------------------------
                                    Title:


                                 STERLING SOFTWARE
                                   (SOUTHERN), INC.



                                 By:
                                    ------------------------------
                                    Title:


                                 STERLING SOFTWARE
                                   (U.S.A.), INC.



                                 By:
                                    ------------------------------
                                    Title:


                                 STERLING SOFTWARE
                                   INTERNATIONAL, INC.



                                 By:
                                    ------------------------------
                                    Title:


                                 STERLING SOFTWARE LEASING
                                   COMPANY



                                 By:
                                    ------------------------------
                                    Title:

                                 STERLING SOFTWARE (U.S. OF
                                   AMERICA), INC.



                                 By:
                                    -----------------------------
                                    Title: